UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2024

The Travelers Companies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-10898 (Commission File Number)	41-0518860 (IRS Employer Identification No.)

485 Lexington Avenue
 New York, New York 10017
(Address of principal executive offices) (Zip code)

(917) 778-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, without par value	TRV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Travelers Companies, Inc. (the “Company”) held its annual meeting of shareholders on May 15, 2024. For more information on the following proposals submitted to shareholders, see the Company’s definitive proxy statement, dated April 2, 2024. Below are the final voting results.

Item 1 — Election of Directors

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Russell G. Golden	181,429,589	930,923	335,415	20,204,550
William J. Kane	175,293,761	7,049,781	352,385	20,204,550
Thomas B. Leonardi	165,409,358	16,831,310	455,259	20,204,550
Clarence Otis Jr.	153,358,962	28,886,731	450,234	20,204,550
Elizabeth E. Robinson	167,392,029	14,998,468	305,430	20,204,550
Rafael Santana	165,477,738	16,744,823	443,366	20,204,550
Todd C. Schermerhorn	180,342,960	2,015,496	337,471	20,204,550
Alan D. Schnitzer	171,181,643	10,332,904	1,181,380	20,204,550
Laurie J. Thomsen	175,758,198	6,604,987	332,742	20,204,550
Bridget van Kralingen	180,612,292	1,754,641	328,994	20,204,550
David S. Williams	181,435,737	916,263	343,927	20,204,550

Following the Company’s annual meeting of shareholders, the independent members of the Board of Directors (the “Board”) of the Company appointed Mr. Thomas B. Leonardi to serve as Chair of the Nominating and Governance Committee of the Board. Mr. Leonardi replaced Mr. Ruegger, who retired from the Board effective as of the Company’s annual meeting of shareholders.

Item 2 — Ratification of Independent Registered Public Accounting Firm

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
192,798,171	9,835,828	266,478	0

Item 3 — Non-Binding Vote to Approve Executive Compensation

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
108,821,725	73,253,605	620,597	20,204,550

Item 4 — Shareholder Proposal Relating to a Report on Methane in the Energy Sector

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
28,055,487	152,886,896	1,753,544	20,204,550

Item 5 — Shareholder Proposal Relating to GHG Emissions

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
28,009,729	152,971,659	1,714,539	20,204,550

Item 6 — Shareholder Proposal Relating to Human Rights Risks in Underwriting

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
28,147,957	152,785,469	1,762,501	20,204,550

Item 7 — Shareholder Proposal Relating to CEO Pay Ratio and Executive Compensation

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
17,844,225	163,297,712	1,553,990	20,204,550

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Travelers Companies, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2024	THE TRAVELERS COMPANIES, INC.

	By:	/s/ Wendy C. Skjerven
Name: Wendy C. Skjerven
Title: Vice President, Corporate Secretary and Group General Counsel

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